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                                                                    Exhibit 10.4


                           SECOND AMENDMENT AGREEMENT

      SECOND AMENDMENT AGREEMENT, dated as of August 7, 2003 (the "Second Amendment"), to the Receivables Loan and Security Agreement, dated as of May 9, 2003, among Maxtor Funding LLC, as Borrower (the "Borrower"), Maxtor Corporation ("Maxtor"), as Servicer (the "Servicer"), Merrill Lynch Commercial Finance Corp., as Lender (the "Lender"), Merrill Lynch Commercial Finance Corp., as agent (the "Agent"), Radian Reinsurance Inc., as Facility Insurer (the "Facility Insurer") and U.S. Bank National Association ("U.S. Bank") (as the same has been and may be further amended, supplemented, modified and/or restated in accordance with its terms, the "RLSA"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

      WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth;

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                        ARTICLE I. AMENDMENTS TO THE RLSA

            (a) The RLSA is hereby amended by adding the following definitions to Section 1.01 thereof (in the correct alphabetical order):

            "Adjusted Yield Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the Stressed Eurodollar Rate; provided, however, that if the Lender shall have notified the Agent that a Eurodollar Disruption Event has occurred, the Adjusted Yield Rate shall be equal to the Stressed Base Rate until the Lender has notified the Agent that such Eurodollar Disruption Event has ceased, at which time the Adjusted Yield Rate shall again be equal to the Stressed Eurodollar Rate.

            "Material Amendment" means a material amendment to this Agreement which would have a material, adverse effect upon the interests of the Lender, the Facility Insurer or the Agent.


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            "Stressed Base Rate" means with respect to any Fixed Period for any
      Loan allocated to such Fixed Period, an interest rate per annum equal to the sum of (i) the Applicable Margin in effect during such Fixed Period (or if more than one Applicable Margin was in effect during such Fixed Period, the average of the Applicable Margins in effect on each day during such Fixed Period) plus (ii) an amount equal to 1.5 multiplied by the average of the Base Rates in effect on each day during such Fixed Period.

            "Stressed Eurodollar Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the sum of (i) the Applicable Margin in effect during such Fixed Period (or if more than one Applicable Margin was in effect during such Fixed Period, the average of the Applicable Margins in effect on each day during such Fixed Period) plus (ii) an amount equal to 1.5 multiplied by the Eurodollar Rate for such Fixed Period.

            (b) The definition of "Daily Report" in Section 1.01 of the RLSA is hereby amended by deleting clause (c) thereof and substituting in lieu thereof the following:

      "(c) if such report is delivered on the 25th day of any calendar month (or, if no such report is delivered on such 25th day, if such report is the first such report delivered after such 25th day), sets forth, in a manner satisfactory to the Agent and the Facility Insurer, the aggregate amount of Pledged Receivables owed by each of the Top Ten Obligors as of the date of such report."

            (c) Clause (x)(B) in the definition of "Dell Concentration Percentage" in Section 1.01 of the RLSA is hereby amended by deleting the percentage "15%" where it appears therein and substituting "12%" in lieu thereof.

            (d) Clause (x)(D) in the definition of "Dell Concentration Percentage" in Section 1.01 of the RLSA is hereby amended by deleting the percentage "5%" where it appears therein and substituting "4.5%" in lieu thereof.

            (e) The RLSA is hereby amended by deleting the definition of "Dynamic Loss Reserve Percentage" in Section 1.01 of the RLSA in its entirety and substituting in lieu thereof the following:


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                  "Dynamic Loss Reserve Percentage" means the greater of (a) 12%
      and (b) an amount calculated pursuant to the following formula:

                   DLRP = LR x LH x SF where:

                   DLRP = the Dynamic Loss Reserve Percentage;

                  LR = the Loss Ratio, which shall be equal to the greater of
      (i) the average of the Sales-Based Default Ratios as of the three most recent consecutive Cut-Off Dates and (ii) the highest average of the Sales-Based Default Ratios as of any three consecutive Cut-Off Dates occurring during the previous twelve Fiscal Months;

                  LH = the Loss Horizon, which shall be equal to the cumulative Sales during the previous 90 days divided by the Net Eligible Receivables Balance as of the most recent Cut-Off Date; and

                  SF = the Stress Factor, which shall be 2.

            (f) The RLSA is hereby amended by deleting the definition of "Earned Discount Rate" in Section 1.01 thereof in its entirety and substituting in lieu thereof the following:

            "Earned Discount Rate" means, as of any date of determination, a percentage rate calculated by the Agent equal to the sum of (i) the weighted average of the Adjusted Yield Rates related to the Fixed Periods in effect as of such date of determination, (ii) the Premium Rate (as defined in the Premium Letter) and (iii) at any time after an Early Amortization Event has occurred, the Default Premium Rate (as defined in the Premium Letter) in effect as of such date of determination.

            (g) Clause (B) in the definition of "HPQ Concentration Percentage" in Section 1.01 of the RLSA is hereby amended by deleting the percentage "15%" where it appears therein and substituting "12%" in lieu thereof.

            (h) Clause (D) in the definition of "HPQ Concentration Percentage" in Section 1.01 of the RLSA is hereby amended by deleting the percentage "5%" where it appears therein and substituting "4.5%" in lieu thereof.

            (i) Clause (c) of the definition of "Overconcentration Amount" in
Section 1.01 of the RLSA is hereby amended by inserting the parenthetical "(or, with


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respect to Level III Obligor's which are only rated by Moody's, 3%)" immediately after the percentage "5%".

            (j) The RLSA is hereby amended by deleting the definition of "Yield and Fee Reserve" in Section 1.01 thereof in its entirety and substituting in lieu thereof the following:

                  "Yield and Fee Reserve" means, as of any date of determination, an amount equal to (i) the Net Eligible Receivables Balance as of such date of determination multiplied by (ii) the sum of (A) the Earned Discount Rate in effect as of such date of determination, (B) at any time prior to the occurrence of a Servicer Default and the appointment of the Backup Servicer as Servicer hereunder, the Servicing Fee Rate, (C) at any time prior to the occurrence of a Servicer Default and the appointment of the Backup Servicer as Servicer hereunder, the Backup Servicer Standby Fee Rate, (D) at any time after the occurrence of a Servicer Default and the appointment of the Backup Servicer as Servicer hereunder, the Backup Servicing Fee Rate, (E) the Trustee Fee Rate and (F) an amount, expressed as a percentage, equal to the amount paid to the Lockbox Bank pursuant to the Lockbox Agreement during the immediately preceding Remittance Period divided by the Net Eligible Receivables Balance as of the first day of such Remittance Period divided by (iii) 12, multiplied by (iv) 2, multiplied by (v) the Turnover Rate calculated in, or as should have been calculated in, the most recent Monthly Remittance Report required to have been delivered pursuant to Section 6.11(b) hereof.

            (k) Section 2.05(c) of the RLSA is hereby amended by deleting clause
(iii) through clause (xii) and the last sentence of such section in their entirety and substituting in lieu thereof the following:

            "(iii) on a pari passu basis (A) to the Agent for the account of the Lender in an amount equal to (and for the pro rata payment of) (x) all Yield (other than Default Yield) on all Loans which is accrued and unpaid as of, and including, the day immediately preceding such Remittance Date and (y) any unpaid Liquidation Fees and (B) to the Facility Insurer in an amount equal to (and for the payment of) any Premium (other than Default Premium) which is payable as of such Remittance Date pursuant to the terms of the Premium Letter;

            (iv) on a pari passu basis (A) to the Agent for the account of the Lender in an amount equal to (and for the payment of) any Lender Non-Use Fee which is payable as of such Remittance Date pursuant to the terms of the Fee Letter and (B) to the Facility Insurer in an amount equal to (and for the payment of) any Facility Insurer Non-Use Fee which is payable as of such Remittance Date pursuant to the terms of the Fee Letter;


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            (v) to the Servicer (if the Servicer is Maxtor or any Affiliate
      thereof) in an amount equal to the Servicing Fee which is accrued and unpaid as the last day of the preceding Remittance Period plus any Servicer Advances not previously reimbursed to the Servicer;

            (vi) to the Agent for the account of the Lender in an amount equal to the Borrowing Base Deficiency (if any) as of such Remittance Date;

            (vii) on or after the occurrence of the Amortization Commencement Date, to the Agent for the account of the Lender for the repayment of Loans outstanding in an amount equal to the lesser of (i) all remaining funds in the Collection Account and (ii) an amount necessary to repay the outstanding principal amount of all Loans in full;

            (viii) to the Facility Insurer an amount equal to any Accrued Liability then due and payable;

            (ix) on a pari passu basis (A) to the Agent for the account of the Lender in an amount equal to all Default Yield on all Loans which is accrued and unpaid as of, and including, the day immediately preceding such Remittance Date and (B) to the Facility Insurer in an amount equal to any Default Premium which is payable as of such Remittance Date pursuant to the terms of the Premium Letter;

            (x) on a pari passu basis to the Agent, the Lender, the Facility Insurer and any other Indemnified Party hereunder in an amount equal to the aggregate amount of any other obligations of the Borrower then due to the Agent, the Lender, the Facility Insurer and any other Indemnified Party hereunder or under any other Transaction Document (other than, in the case of the Facility Insurer, those specified in clause (x) below);

            (xi) to the Facility Insurer an amount equal to any Facility Insurer Interest then due and payable;

            (xii) to the Lockbox Bank in an amount equal to any amounts (other than fees and expenses) due and owing to the Lockbox Bank under the Lockbox Agreement which are accrued and unpaid as of the last day of the preceding Remittance Period; and

            (xiii) to, or at the direction of, the Borrower (or at the direction of the Servicer, on behalf of the Borrower), any remaining amounts.

      Upon its receipt of funds pursuant to clauses (vi), (vii), (ix) and (x), the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement."

            (l) Section 4.01(ff) of the RLSA is hereby amended by deleting the word "the" immediately after the phrase "as defined in" and substituting "any" in lieu thereof.


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            (m) Section 4.01(gg) of the RLSA is hereby amended by deleting the word "the" immediately after the phrase "within the meaning of" and substituting "any" in lieu thereof.

            (n) Section 4.02(ff) of the RLSA is hereby amended by deleting the word "the" immediately after the phrase "as defined in" and substituting "any" in lieu thereof.

            (o) Section 4.02(gg) of the RLSA is hereby amended by deleting the word "the" immediately after the phrase "within the meaning of" and substituting "any" in lieu thereof.

            (p) Section 9.01 of the RLSA is hereby amended by inserting the following sentence at the end of the first paragraph of such section:

      "The Facility Insurer shall provide prior written notice of any Material Amendment to this Agreement to S&P."

            (q) Article IX to the RLSA is hereby amended by adding a new section at the end thereof:

                  "SECTION 9.14 Notices to S&P. Upon the written request of S&P, the Borrower and the Servicer shall promptly deliver to S&P any reports, notices or other communications delivered by either such party pursuant to the terms hereof. The Borrower and the Servicer shall promptly notify S&P if it has entered into a credit default swap contemplated in clause (y) of the definition of "Dell Concentration Percentage".

            (r) Schedule VII to the RLSA is hereby amended by adding the following at the end of such Schedule.

            "39. Such Pledged Receivable is required to be paid by the related Obligor at an address located in the United States."

      SECTION 2. CONDITIONS TO EFFECTIVENESS

      This Second Amendment shall be effective upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.


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      SECTION 3. MISCELLANEOUS

      (i) The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the
RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event) occur due to this Second Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this Second Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Second Amendment, (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Second Amendment other than such that have been obtained and (d) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower and the Servicer, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

      (ii) The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

      (iii) All references in the RLSA to "this Agreement" and "herein" and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

      (iv) This Second Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed


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counterpart of a signature page to this Second Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second
Amendment.

      (v) In connection with this Second Amendment, the Borrower hereby agrees to pay all costs and expenses incurred by the Lender, the Agent and the Facility Insurer in connection with this Second Amendment including, without limitation, the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent and Sidley Austin Brown and Wood, counsel to the Facility Insurer.

      (vi) GOVERNING LAW. THIS SECOND AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                          [Signature pages to follow.]


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            IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.

THE BORROWER:                                MAXTOR FUNDING LLC


                                             By:
                                                     ---------------------------
                                             Title:  Treasurer
                                                     ---------------------------


THE SERVICER:                                MAXTOR CORPORATION


                                             By:
                                                     ---------------------------
                                             Title:  Treasurer
                                                     ---------------------------


THE AGENT:                                   MERRILL LYNCH COMMERCIAL
                                             FINANCE CORP.

                                             By:
                                                     ---------------------------
                                             Title:  Director
                                                     ---------------------------




THE LENDER:                                  MERRILL LYNCH COMMERCIAL
                                             FINANCE CORP.


                                             By:
                                                     ---------------------------
                                             Title:  Director
                                                     ---------------------------



THE FACILITY INSURER:                        RADIAN REINSURANCE INC.


                                             By:
                                                     ---------------------------
                                             Title:  Vice President
                                                     ---------------------------


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THE BACKUP SERVICER, THE
TRUSTEE, THE COLLATERAL
AGENT AND THE COLLECTION
ACCOUNT BANK:                                U.S. BANK NATIONAL
                                             ASSOCIATION

                                             By:
                                                     ---------------------------

                                             Title:  Vice-President
                                                     ---------------------------